UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
  Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    September 29, 1999
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                                SB Partners
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          (Exact name of registrant as specified in its charter)

  New York                       000-08952                     13-6294787
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(State or other jurisdiction    (Commission                 (IRS Employer
    of incorporation)           File Number)          Identification No.)

  666 Fifth Avenue, New York, NY                                  10103
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   (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code     (212) 408-2929
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    (Former name or former address, if changed since last report.)

Item 2. Acquisition of Assets

             On September 29, 1999, the Registrant purchased Le Coeur du Monde Apartments, a 192-unit apartment community located in St. Louis, Missouri, for $13,325,000. The contract price was settled upon after a competitive bidding process. The seller, Le Coeur du Monde Limited Partnership, and the Registrant have no affiliation. In connection with the purchase, the Registrant obtained a first mortgage note of $10,303,000 with a FNMA DUS program lender. The mortgage note is secured by the property, bears interest at 7.805% per annum and matures on October 1, 2009.

Item 7. Financial Statements

             The financial statements required to be presented in connection with the acquisition of Le Coeur du Monde Apartments, including audited and pro forma financial statements, will be included in a separate filing on or before December 13, 1999, as an amendment to this Form 8-K.



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                                SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SB Partners
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                                                (Registrant)

                                  By: SB PARTNERS REAL ESTATE CORPORATION
                                      GENERAL PARTNER


Date     OCTOBER 14, 1999         /s/ George N. Tietjen III
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                                  George N. Tietjen III
                                  Vice-President